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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the inclusion of our report dated February 18, 1999 in the annual report on Form 10-K of Premier Financial Bancorp, Inc. as of December 31, 1998 and 1997 and for each of years in the three year period ended December 31, 1998.

                                      /s/ Crowe, Chizek and Company, LLP
                                      -----------------------------------------
                                      Crowe, Chizek and Company, LLP

Lexington, Kentucky
March 26, 1999